UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report
  (Date of earliest event reported) July 16, 1998 (July 1, 1998)


                  ENTERTAINMENT PROPERTIES TRUST
      (Exact name of Registrant as specified in its charter)


        Maryland                                 43-179877
(State or other jurisdiction   (Commission    (I.R.S. Employer
      of Incorporation)       File Number)   Identification No.)


              One Kansas City Place
1200 Main Street, Suite 3250, Kansas City, Missouri     64105
       (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code          (816) 472-1700



______________________________________________________________
(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

Entertainment Properties Trust (the "Company") issued a press release on July 1, 1998, a copy of which is attached hereto as
Exhibit 99 and is incorporated herein by reference, announcing the addition of Norfolk, VA, area megaplex theatre property.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS. The following Exhibits are filed with this report:

EXHIBIT NO.         DESCRIPTION

    99              Press Release, issued July 1, 1998.


                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ENTERTAINMENT PROPERTIES TRUST


                              By: /s/ R. Scott Christian
                                   R. Scott Christian, Treasurer


Date:  July 16, 1998